UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

Suite 810

Chicago, IL 60604

(Address of principal executive offices) (Zip code)

Vadim Avdeychik

Paul Hastings LLP

200 Park Ave.

New York, NY 10166

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

[Insert full text of semi-annual or annual report here]

1

KEELEY
Funds

The Disciplined
Discovery of Value®

Annual Report

September 30, 2018

KEELEY Small Cap Value Fund

Class (A) Shares: KSCVX
Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund

Class (A) Shares: KSDVX
Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund

Class (A) Shares: KSMVX
Class (I) Shares: KSMIX

KEELEY Mid Cap Dividend Value Fund

Class (A) Shares: KMDVX
Class (I) Shares: KMDIX

www.KeeleyFunds.com

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

MANAGER COMMENTARY

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

To Our Shareholders,

For the quarter ended September 30, 2018, the KEELEY Small Cap Value Fund’s net asset value (“NAV”) per Class A share declined 0.15% versus a gain of 1.60% for the Russell 2000 Value Index. Over the fiscal year ended September 30, 2018, the Fund has appreciated 5.32% versus 9.33% for the Russell 2000 Value Index (the “Index”).

Commentary

As we move towards the end of the calendar year, the economy continues to signal domestic strength. Chief among these positive statistics is the unemployment rate, which has declined to 3.7%, the lowest level since the Vietnam War. Yet, despite tight employment conditions where many companies cite talent acquisition as a strategic concern, hourly earnings growth and inflation remain at modest levels, which we believe supports the case that the economy is not overheating. Corporate tax reform has boosted earnings growth, and we believe this has contributed to an increase in overall business investment. Likewise, the ISM Non-Manufacturing Index, which also encompasses orders and business activity, marked the highest expansionary reading since mid-2005.

Stock indices, however, ended the quarter on the retreat after marking all-time highs earlier this summer. The impact was far more pronounced for small capitalization stocks. Reflecting back to the start of the year, the Trump Administration’s opening of a two-front trade war – in China and North America – prompted investors to reallocate towards domestically-focused small caps, which are perceived to be more insulated from such matters. We were supportive of the insulation thesis and felt it provided a reason to remain bullish. Yet in the final days of the quarter, the Trump Administration rather quickly resolved the war on one front as NAFTA was restyled the US-Mexico-Canada Agreement (USMCA). Largely perceived by investors and companies as having “dodged a bullet,” the new agreement should allow for minimal disruption to existing supply chains and provide reasonable protections, rather than the punitive repudiations implied by earlier rhetoric. With this achievement, and its contemplation as a template for China, small caps lost their perceived competitive advantage over their larger, global brethren. We do remain concerned about the prickly sparring with China, predominantly over trade issues, recognizing both the exposure of technology supply chains and the threat to US consumers through higher price levels. We continue to proactively anticipate potential exposure among our holdings.

A few companies have already preannounced lower than expected results for the third quarter citing slower sales into China, tougher restrictions at Chinese customs, and higher raw material costs. With the US economy continuing to perform well and the Fed maintaining its rate hike path, investors have begun to question, “Can it get any better?” as sales growth slows, and margins become squeezed by higher input costs (tariff impact on materials, oil as well as labor). The mid-term elections added to this uncertainty, thus extending the environment where valuation metrics have been less relevant, with growth/momentum factors outperforming value. On this point, the performance between the lowest and highest P/E stocks is the widest it has been since 1999.

For this annual period, the Fund had difficulty keeping pace with the Index given the market’s intense focus on the macro issues of trade and interest rates. The uncertainty of the impacts from tariffs, soon rising to 25% on more goods, and higher interest rates has also led to a reduction in merger and acquisition activity, which has historically benefitted the Fund. Instead, management teams have chosen to use the benefits from tax reform to invest in their businesses and buy back company stock. For the twelve-month period, the Fund had three companies acquired, Kapstone Paper, Mitel and State Bank Financial.

From a relative performance perspective, Kapstone Paper led strong stock selection in the Materials sector, as did the recognition of the turnaround strategy at Allegheny Technologies. In Real Estate, outperformance was driven by strong earnings results at Ryman Hospitality and renewed confidence in Kennedy-Wilson post its acquisition of its European operations. Our Energy selection also contributed positively with Oasis Petroleum and Delek US Holdings, both up 62%, beneficiaries of Permian capacity takeaway issues. The Fund’s overweight position in the Consumer Discretionary and Industrial sectors, the third and fourth best performing sectors in the index, also led positive sector allocation.

Unfortunately, the macro uncertainties of trade, tight labor markets and rising interest rates impacted stock selection within the Consumer Discretionary, Financials and Healthcare sectors. Trade issues have slowed auto sales in China leading to weakness in Visteon and Modine while Varex has experienced delays in orders from Chinese medical imaging customers for its CT scanner engines. Concerns over tighter labor led to margin pressure at restaurants and hurt Del Taco. And fears of higher rates increasing funding costs, has punished the bank stocks. Lastly, within Technology, missteps in the integration of an acquisition by Diebold and Extreme Networks led to underperformance.

Conclusion

As we look to the end of 2018 and beyond, we do not think that the recent weakness is the start of a larger decline. That is not to say that a correction may not occur. We simply don’t perceive the conditions that would lead to a 40-50% drop like we saw in the 2000-2003 and 2008-2009 time periods. Our outlook remains balanced. On the positive side the economy appears to be on solid footing, and this should benefit corporate earnings. On the political side, while there is a lot of noise, the Trump Administration appears to be making some progress on trade and security. On the negative side, some of that progress seems to come in “a one step back and two steps forward” manner. Other concerns include the remarkably easy credit market conditions, the likely impact of higher rates on US government budget deficits, and what we see as slightly elevated valuations for stocks. As we get past the mid-term elections and have more clarity on trade, we believe the market will refocus back to value-based fundamental investing.

In conclusion, we thank you for investing alongside us in the KEELEY Small Cap Value Fund. We will continue to work hard to justify your confidence and trust.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2018

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2018

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	5.32%	4.39%	6.28%	10.67%
Class A (includes max 4 1/2% front-end load)	0.60%	3.44%	5.79%	10.47%
Class I	5.56%	4.66%	6.55%	4.89%
Russell 2000® Value Index	9.33%	9.91%	9.52%	10.21%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Keeley Small Cap Value Fund - Class A. The return for the Russell 2000® Value Index since the commencement date of the Keeley Small Cap Value Fund - Class I is 8.27%.

*	Excludes short-term investments.
**

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***

Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

To Our Shareholders,

The fiscal year ended September 30, 2018 was an interesting one in the markets. While the end result was a nice gain, there was more choppiness than in the recent past. This has been interesting to witness, as the underlying economic fundamentals were stronger and more consistent. We believe that the rise in volatility is attributable to the advanced stage of the economic cycle and increased political uncertainty.

According to the National Bureau of Economic Research (NBER), the Great Recession ended in June 2009. That means that we are now experiencing the second longest expansion on record (the longest being March 1991 to March 2001). While expansions do not die of old age, the slack in the system that allows them eventually runs out, and we perceive there to be signs of that with unemployment falling below 4% and interest rates edging upward.

The other side of the coin is that business conditions remain good. Companies are profitable and generating significant amounts of free cash flow, which they can in turn use to invest in their businesses or return capital to shareholders. In addition, consumers appear more willing to spend as low employment has led to greater confidence in job security. Additionally, the Tax Cuts and Jobs Act likely added time to this expansion. Its passage in December fueled solid fourth quarter 2017 gains in the market and drove a strong start to 2018.

Late in January, however, investors began to focus on another part of the President’s economic agenda: the imposition of tariffs and trade restrictions on foreign goods, particularly those from China. The increasing rhetoric around this time led to a sharp, but brief, sell-off in stocks. We believe that because the Administration has not aggressively followed the talk with actions, the market bounced back and set new highs in September. More recently, additional concerns have resurfaced. While the U.S. made progress in resolving many trade issues with the EU and crafted a replacement for NAFTA with Canada and Mexico, it remains at loggerheads with China. Since the end of the September 2018 quarter, the market seems to have fallen on these renewed trade concerns and their potential impact on economic growth.

Throughout this time, a few trends have been reasonably consistent. First, rates continued to rise, particularly at the short end. From September 2017 to September 2018, the yield on the ten-year treasury rose from 2.32% to 3.19%, and the yield on the three-month T-bill increased from 1.07% to 2.22%. The market currently expects the Fed to continue interest rate increases with a hike in December 2018 followed by two more in 2019.

A second trend that continued is the outperformance of growth vs. value. The Russell 2000 Growth Index outperformed the Russell 2000 Value Index in seven of the last nine years and six of the last eight quarters. The superior performance of growth relative to value also extends beyond small caps to the mid- and large-cap spaces as well.

With rates rising and smaller company stocks lagging, one might ask how we would make the case to invest in dividend-paying small-cap and mid-cap stocks?

First, it is important to keep in mind that the performance of dividend-paying stocks is partly intertwined with that of value stocks in the small- and mid-cap universe. Roughly 65% of the stocks in the Russell 2000 Value Index pay dividends, whereas only 36% of the stocks in the Russell 2000 Growth Index do. In the mid-cap index, the percentages are 81% for value and 52% for growth.

After sustained outperformance by the growth indices, value has become increasingly inexpensive relative to growth. At the end of September 2018, the Russell 2000 Value Index traded at 15.4x forward estimated earnings vs. 36.5x for the Russell 2000 Growth Index. The resulting ratio of 0.42 between these indexes compares with an average of 0.62 since 1999, and the current ratio of 0.42 is in the lowest quintile of its history since that date. Furthermore, the Russell 2000 Value Index is below its long-term average forward estimated earnings multiple of 16.6x. For mid-cap stocks, the Russell Midcap Value Index trades at 14.5x vs. 22.1x for the Russell Midcap Growth Index. The resulting ratio of 0.65 between these indexes is also below the 0.78 average since 1999. When compared to historical levels since 1999, the data supports our contention that value is relatively inexpensive.

Second, dividend-paying stocks have outperformed non-dividend paying stocks over time despite similar periods of underperformance. This is particularly true on a risk-adjusted basis. Since 1995, dividend-paying small caps have produced a compound annual return of 10.3% compared with 9.1% for the Russell 2000 Index and 7.7% for non-dividend payers in that index. Mid-cap dividend stocks produced an 11.1% return compared with 10.7% for the Russell Midcap Index and 9.6% for the non-dividend paying stocks in that index.

This outperformance came despite previous periods of relatively weak performance for dividend payers. For example, in the ten years ended December 31, 2017, dividend payers outperformed the Russell 2000 Index by 0.5% per year (on a compounded basis) despite underperforming by almost fourteen percentage points in 2009, five points in 2013, and almost six points in 2017! Dividend payers also exhibited lower volatility over this period.

Finally, dividend-payers have recently lagged and have historically rebounded after such periods of underperformance. During the twelve months ended September 30, 2018, we estimate that the dividend-paying stocks within the Russell 2000 Index gained 8.6%. That compares with 21.8% for the non-dividend payers in that index, 15.2% for the Russell 2000 Index as a whole, and 9.3% for the Russell 2000 Value Index as a whole. This gap in performance is unusually wide. In fact, in only thirteen of the eighty-eight rolling four-quarter periods since 1995 (the first is the March quarter of 1999 through the December quarter of 1996) has the gap between the dividend payers and the Russell 2000 Index been this wide (6.7%). In the four quarters following these periods, dividend paying stocks outperformed by an average of 8.3%. We have seen similar recent performance trends for mid caps and similar historical bounce-backs.

Our experience as investors draws us toward opportunities which have solid long-term records and sound underlying fundamentals, but where the recent stock price performance has lagged. It appears to us that dividend-paying small- and mid-cap stocks currently meet these parameters. We thus believe that the names in which the Fund invests are positioned to outperform going forward when using recent historical market data as a guide.

For the fiscal year ended September 30, 2018, the KEELEY Small Cap Dividend Value Fund’s net asset value (“NAV”) per Class A share gained 5.44% versus a gain of 9.33% for the Russell 2000 Value Index.

As we described earlier, the underperformance of dividend-paying small caps relative to stocks that do not pay dividends was a headwind. Unfortunately, this does not explain the entire gap between the performance of the Fund and the benchmark index. We point to two factors, which have some overlap, that accounted for the disappointing relative performance this fiscal year. First, we had an unusual number of stocks (five) decline more than 30% during the Fund’s holding period. There was only one such name in fiscal 2017. Second, while the Fund performed well in most sectors, it performed poorly in the Consumer Discretionary and Industrials sectors.

•

The Fund’s holdings in Consumer Discretionary declined by about 10% during the fiscal year, whereas the benchmark’s sector gained nearly 16%. Winnebago Industries was the most disappointing as worries over the end of the RV cycle overwhelmed what we perceived as strong execution and a very attractive valuation. Other positions, including Culp and Hamilton Beach, added to the underperformance on lackluster earnings.

•

In the Industrials sector, a surprise change in strategic direction by Macquarie Infrastructure led to a steep one-day loss. This accounted for a significant part of the Fund’s underperformance in the sector. Smaller setbacks in Primoris and Deluxe due to disappointing earnings results were also negative contributors.

While these sectors were disappointing, the Fund’s holdings in Health Care and Energy performed very well.

•

For most of the year, the Fund only owned two health care stocks, Ensign Group and Chemed. Both are health care services companies that were up more than 50% during the fiscal year on strong earnings results.

•

The Fund’s holdings in Delek US, a refining company benefitting from growth in oil production in the Permian basin helped the Fund outperform in the Energy sector. In addition, two relatively new holdings, Evolution Petroleum and Berry Petroleum saw solid gains as the price of oil firmed up during the year.

In conclusion, thank you for investing alongside us in the Fund. Based upon our discussion of historical market data, we believe, now especially, that dividend-paying small- and mid-cap companies present an attractive value proposition. We hope that our discussion of these points has renewed your confidence in the Fund and our underlying investment process.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2018

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2018

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	5.44%	13.55%	8.32%	12.62%
Class A (includes max 4 1/2% front-end load)	0.69%	11.82%	7.32%	12.03%
Class I	5.71%	13.85%	8.60%	12.90%
Russell 2000® Value Index	9.33%	16.12%	9.91%	12.84%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments.
**

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.

***

Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

To Our Shareholders,

For the quarter ended September 30, 2018, the KEELEY Small-Mid Cap Value Fund’s net asset value (“NAV”) per Class A share increased 0.62% versus a gain of 2.67% for the Russell 2500 Value Index. Over the fiscal year ended September 30, 2018, the Fund appreciated 8.67% versus 10.24% for the Russell 2500 Value Index (“Index”).

Commentary

As we move towards the end of the calendar year, the economy continues to signal domestic strength. Chief among these positive statistics is the unemployment rate, which has declined to 3.7%, the lowest level since the Vietnam War. Yet, despite tight employment conditions where many companies cite talent acquisition as a strategic concern, hourly earnings growth and inflation remain at modest levels, which we believe supports the case that the economy is not overheating. Corporate tax reform has boosted earnings growth, and we believe this has contributed to a general willingness to increase the level of business investment. Likewise, the ISM Non-Manufacturing Index, which also encompasses orders and business activity, marked the highest expansionary reading since mid-2005.

Stock indices, however, ended the quarter on the retreat after marking all-time highs earlier this summer. The impact was far more pronounced for small capitalization stocks. Reflecting back to the start of the year, the Trump Administration’s opening of a two-front trade war – in China and North America – prompted investors to reallocate towards domestically-focused small caps, which are perceived as more insulated from such matters. We were supportive of the insulation thesis and felt it provided a reason to remain bullish. Yet in the final days of the quarter, the Trump Administration rather quickly resolved the war on one front as NAFTA was restyled the US-Mexico-Canada Agreement (USMCA). Largely perceived by investors and companies as having “dodged a bullet,” the new agreement should allow for minimal disruption to existing supply chains and provide reasonable protections, rather than the punitive repudiations implied by earlier rhetoric. With this achievement, and its contemplation as a template for China, small caps lost their perceived competitive advantage over their larger, global brethren. We do remain concerned about the prickly sparring with China, predominantly over trade issues, recognizing both the exposure of technology supply chains and the threat to US consumers through higher price levels. We continue to proactively anticipate potential exposure among our holdings.

A few companies have already preannounced lower than expected results for the third quarter citing slower sales into China, tougher restrictions at Chinese customs, and higher raw material costs. With the US economy continuing to perform well and the Fed maintaining its rate hike path, investors have begun to question, “Can it get any better?” as sales growth slows and margins become squeezed by higher input costs (tariff impact on materials, oil as well as labor). The upcoming mid-term elections added to this uncertainty, thus extending the environment where valuation metrics have been less relevant, with growth/momentum factors outperforming value. On this point, the performance between the lowest and highest P/E stocks is the widest it has been since 1999.

For this annual period, the Fund slightly underperformed the Index. Historically, the Fund has benefitted from merger and acquisition activity as we expect the restructured companies in which the Fund invests to become cleaner, simpler pure plays attracting larger company interest. However, the uncertainty of the impacts from tariffs, soon rising to 25% on more goods, and higher interest rates has led to a reduction in merger and acquisition activity. Instead, management teams have chosen to use the benefits from tax reform to invest in their businesses and buy back stock. For the twelve-month period, the Fund had four companies acquired – Orbital ATK by Northrop Grumman, Mitel by private equity, CSRA by General Dynamics and Energen by Diamondback Energy.

Strong stock selection in the Technology sector was led by the Mitel and CSRA acquisitions as well as strong earnings from financial technology companies WEX and Broadridge. In Real Estate, outperformance was driven by strong earnings results at Ryman Hospitality and Lamar Advertising. The transformation of NRG into a simpler, more stable, steady cashflow business model, continues to be recognized by investors as this company led to the Fund’s outperformance in the Utilities sector.

Unfortunately, the macro uncertainties of trade, tight labor markets and rising interest rates impacted stock selection within the Consumer Discretionary and Financial sectors. Trade issues have slowed auto sales in China leading to weakness in Visteon and Delphi while concerns over tighter labor led to margin pressure at restaurants such as Del Taco. Bank stocks were also weak as higher rates increased deposit funding costs and decreased net interest margin. It appears that the increased uncertainty may have led investors to the safer Healthcare sector given less rate and tariff risk, and the Fund has been underweight this sector.

Conclusion

As we look to the end of the year 2018 and beyond, we do not believe that the recent weakness is the start of a larger decline. That is not to say that a correction may not occur. We simply don’t perceive the conditions that could lead to a 40%-50% drop like we saw in the 2000-2003 and 2008-2009 time periods. Our outlook instead remains balanced. On the positive side, the economy appears to be on solid footing, and this should benefit corporate earnings. On the political side, while there is a lot of noise, the Trump Administration appears to be making some progress on trade and security. On the negative side, some of that progress seems to come in “a one step back and two steps forward” manner. Other concerns include the remarkably easy credit market conditions, the likely impact of higher rates on US government budget deficits, and what we see as slightly elevated valuations for stocks. As we get past the mid-term elections and have more clarity on trade, we believe the market will refocus back to value-based fundamental investing.

In conclusion, we thank you for investing alongside us in the KEELEY Small-Mid Cap Value Fund. We will continue to work hard to justify your confidence and trust.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2018

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2018

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	8.67%	7.33%	10.07%	7.95%
Class A (includes max 4 1/2% front-end load)	3.80%	6.35%	9.57%	7.50%
Class I	9.00%	7.60%	10.35%	8.22%
Russell 2500® Value Index	10.24%	9.99%	10.53%	8.38%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments.
**

The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.

***

Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

To Our Shareholders,

The fiscal year ended September 30, 2018 was an interesting one in the markets. While the end result was a nice gain, there was more choppiness than in the recent past. This has been interesting to witness, as the underlying economic fundamentals were stronger and more consistent. We believe that the rise in volatility is attributable to the advanced stage of the economic cycle and increased political uncertainty.

According to the National Bureau of Economic Research (NBER), the Great Recession ended in June 2009. That means that we are now experiencing the second longest expansion on record (the longest being March 1991 to March 2001). While expansions do not die of old age, the slack in the system that allows them eventually runs out, and we perceive there to be signs of that with unemployment falling below 4% and interest rates edging upward.

The other side of the coin is that business conditions remain good. Companies are profitable and generating significant amounts of free cash flow, which they can in turn use to invest in their businesses or return capital to shareholders. In addition, consumers appear more willing to spend as low employment has led to greater confidence in job security. Additionally, the Tax Cuts and Jobs Act likely added time to this expansion. Its passage in December fueled solid fourth quarter 2017 gains in the market and drove a strong start to 2018.

Late in January, however, investors began to focus on another part of the President’s economic agenda: the imposition of tariffs and trade restrictions on foreign goods, particularly those from China. The increasing rhetoric around this time led to a sharp, but brief, sell-off in stocks. We believe that because the Administration has not aggressively followed the talk with actions, the market bounced back and set new highs in September. More recently, additional concerns have resurfaced. While the U.S. made progress in resolving many trade issues with the EU and crafted a replacement for NAFTA with Canada and Mexico, it remains at loggerheads with China. Since the end of the September 2018 quarter, the market seems to have fallen on these renewed trade concerns and their potential impact on economic growth.

Throughout this time, a few trends have been reasonably consistent. First, rates continued to rise, particularly at the short end. From September 2017 to September 2018, the yield on the ten-year treasury rose from 2.32% to 3.19%, and the yield on the three-month T-bill increased from 1.07% to 2.22%. The market currently expects the Fed to continue interest rate increases with a hike in December 2018 followed by two more in 2019.

A second trend that continued is the outperformance of growth vs. value. The Russell Midcap Growth Index outperformed the Russell Midcap Value Index in seven of the last eight quarters. The superior performance of growth relative to value also extends beyond mid caps to the small- and large-cap spaces as well.

With rates rising and smaller company stocks lagging, one might ask how we would make the case to invest in dividend-paying small-cap and mid-cap stocks?

First, it is important to keep in mind that the performance of dividend-paying stocks is partly intertwined with that of value stocks in the small- and mid-cap universe. Roughly 81% of the stocks in the Russell Midcap Value Index pay dividends, whereas only 52% of the stocks in the Russell Midcap Growth Index do. In the small-cap universe, the percentages are 65% for value and 36% for growth.

After sustained outperformance by the growth indices, value has become increasingly inexpensive relative to growth. At the end of September 2018, the Russell Midcap Value Index traded at 14.5x forward estimated earnings vs. 22.1x for the Russell Midcap Growth Index. The resulting ratio of 0.65 between these indexes compares with an average of 0.78 since 1999, and the current ratio of 0.65 is in the lowest quintile of its history since that date. For small-cap stocks, the Russell 2000 Value Index trades at 15.4x vs. 36.5x for the Russell 2000 Growth Index. The resulting ratio of 0.42 between these indexes is also below the 0.65 average since 1999. When compared to historical levels since 1999, the data supports our contention that value is relatively inexpensive.

Second, dividend-paying stocks have outperformed non-dividend paying stocks over time despite similar periods of underperformance. This is particularly true on a risk-adjusted basis. Since 1995, dividend-paying mid caps have produced a compound annual return of 11.1% compared with 10.7% for the Russell Midcap Index and 9.6% for non-dividend payers in that index.

This outperformance came despite previous periods of relatively weak performance for dividend payers. For example, in the ten years ended December 31, 2008, dividend payers outperformed the Russell Midcap Index by 4.6% per year (on a compounded basis) despite underperforming by more than twenty percentage points in 1999 and eight points in 2003. Dividend payers also exhibited lower volatility over this period.

Finally, dividend payers have recently lagged and have historically rebounded after such periods of underperformance. During the twelve months ended September 30, 2018, we estimate that the dividend-paying stocks within the Russell Midcap Index gained 9.1%. That compares with 27.3% for the non-dividend-payers in that index, 14.0% for the Russell Midcap Index, and 8.8% for the Russell 2000 Value Index. This gap in performance is unusually wide. In fact, in only ten of the eighty-eight rolling four-quarter periods since 1995 (the first is the March quarter of 1999 through the December quarter of 1996) has the gap between the dividend-payers in the and the Russell Midcap Index been this wide (4.8%). In the four quarters following these periods, dividend paying stocks outperformed by an average of 9.6%.

Our experience as investors draws us toward opportunities which have solid long-term records and sound underlying fundamentals, but where the recent stock price performance has lagged. It appears to us that dividend paying small- and mid-cap stocks currently meet these parameters. We thus believe that the names in which the Fund invests are positioned to outperform going forward when using recent historical market data as a guide.

For the fiscal year ended September 30, 2018, the KEELEY Mid Cap Dividend Value Fund’s net asset value (“NAV”) per Class A share gained 10.47% versus a gain of 8.81% for the Russell Midcap Value Index.

We are pleased to report that the Fund outperformed its benchmark index despite the headwinds from the broad underperformance of dividend-paying stocks discussed earlier.

The source of the outperformance of the Fund was broad-based, with the Fund adding value in nine of twelve economic sectors, with most of the relative contribution in the Financials sector, followed by Consumer Staples, Energy, and Information Technology. The only three sectors where the Fund’s holdings lagged were Industrials, Materials, and Communications Services (of note, the majority of the Fund’s underperformance in Communications Services was because it did not own Twitter, and we are still trying to understand how one would consider it to be a value stock).

•

The Fund’s Financial holdings benefitted from strong performance in a handful of banks and life insurance companies. These companies benefited from rising interest rates, generally improving their earnings outlook.

•

Consumer Staples is a smaller sector that underperformed during the year. The Fund, however, owns Lamb Weston, one of the leading makers of French fries. Its gains were fueled by strong earnings and a growing appreciation of the underlying fundamentals in its business since it was spun out of Conagra in 2016.

•

In Information Technology, strong earnings at Total Systems Services, a credit card processing company, drove strong performance in its shares. The Fund also benefitted from the acquisition of portfolio holding CSRA by General Dynamics. This was one of five companies the Fund held that were acquired during the fiscal year.

•

The Energy sector was one of the stronger sectors in the benchmark, and the Fund’s holdings outperformed. Gains were led by two refining companies, HollyFrontier and Delek US. The Fund also benefitted from gains in two Permian Basin oil producers, SM Energy and Energen.

•

Aside from Communications Services (thanks, Twitter), the only sector that materially detracted from performance was Industrials. In that sector, a surprise change in strategic direction by Macquarie Infrastructure led to a steep one-day loss. Its drop was the most significant driver of sector underperformance for the Fund.

In conclusion, thank you for investing alongside us in the Fund. Based upon our discussion of historical market data, we believe, now especially, that dividend-paying small- and mid-cap companies present an attractive value proposition. We hope that our discussion of these points has renewed your confidence in the Fund and our underlying investment process.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2018

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2018

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	10.47%	14.61%	11.60%	15.71%
Class A (includes max 4 1/2% front-end load)	5.49%	12.87%	10.58%	14.95%
Class I	10.78%	14.90%	11.88%	15.99%
Russell Midcap® Value Index	8.81%	13.09%	10.72%	16.22%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments.
**

The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***

Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended September 30, 2018

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intented to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, and the Mid Cap Dividend Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,059.60	1.39%	$7.18
Small Cap Dividend Value Fund	1,000.00	1,052.00	1.29%	6.64
Small-Mid Cap Value Fund	1,000.00	1,037.80	1.39%	7.10
Mid Cap Dividend Value Fund	1,000.00	1,080.60	1.29%	6.73

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,061.00	1.14%	$5.89
Small Cap Dividend Value Fund	1,000.00	1,053.40	1.04%	5.35
Small-Mid Cap Value Fund	1,000.00	1,039.10	1.14%	5.83
Mid Cap Dividend Value Fund	1,000.00	1,082.30	1.04%	5.43

*

Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Funds (to reflect the one-half year period).

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended September 30, 2018

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,018.10	1.39%	$7.03
Small Cap Dividend Value Fund	1,000.00	1,018.60	1.29%	6.53
Small-Mid Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
Mid Cap Dividend Value Fund	1,000.00	1,018.60	1.29%	6.53

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,019.35	1.14%	$5.77
Small Cap Dividend Value Fund	1,000.00	1,019.85	1.04%	5.27
Small-Mid Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
Mid Cap Dividend Value Fund	1,000.00	1,019.85	1.04%	5.27

*

Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Funds (to reflect the one-half year period).

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2018

Shares		Value
	COMMON STOCKS – 98.13%
	Auto Components – 2.64%
683,020	Modine Manufacturing Co. (a)	$10,176,998
77,557	Visteon Corp. (a)	7,205,045

		17,382,043

	Banks – 9.45%
300,893	BancorpSouth Bank	9,839,201
320,730	Bank of NT Butterfield & Son Ltd.	16,633,058
344,390	CenterState Bank Corp.	9,660,139
641,460	Opus Bank	17,576,004
280,488	State Bank Financial Corp.	8,465,128

		62,173,530

	Capital Markets – 0.79%
288,971	Donnelley Financial Solutions, Inc. (a)	5,178,360

	Chemicals – 1.83%
157,452	Sensient Technologies Corp.	12,046,653

	Commercial Banks – 8.21%
182,520	BOK Financial Corp.	17,755,546
186,600	Columbia Banking System, Inc.	7,234,482
468,250	Hilltop Holdings, Inc.	9,444,602
216,345	Synovus Financial Corp.	9,906,438
136,455	UMB Financial Corp.	9,674,659

		54,015,727

	Commercial Services & Supplies – 2.79%
278,149	ABM Industries, Inc.	8,970,305
259,490	Ritchie Bros. Auctioneers, Inc.	9,375,374

		18,345,679

	Construction & Engineering – 2.64%
822,230	KBR, Inc.	17,373,720

	Diversified Consumer Services – 1.41%
1,325,176	Houghton Mifflin Harcourt Co. (a)	9,276,232

Shares		Value
	Diversified Financial Services – 3.39%
485,180	Air Lease Corp.	$22,260,058

	Electric Utilities – 2.08%
182,520	Allete, Inc.	13,690,825

	Electronic Equipment, Instruments & Components – 1.48%
585,466	Knowles Corp. (a)	9,730,445

	Health Care Equipment & Supplies – 3.32%
514,770	Invacare Corp.	7,489,903
190,660	Varex Imaging Corp. (a)	5,464,316
305,547	Wright Medical Group N.V. (a)	8,866,974

		21,821,193

	Health Care Providers & Services – 1.04%
180,777	The Ensign Group, Inc.	6,855,064

	Hotels, Restaurants & Leisure – 7.01%
1,000,070	Del Taco Restaurants, Inc. (a)	11,810,826
678,771	Denny’s Corp. (a)	9,991,509
1,294,560	Playa Hotels & Resorts N.V. (a)	12,466,613
43,140	Vail Resorts, Inc.	11,838,479

		46,107,427

	Household Durables – 0.99%
526,578	TRI Pointe Group, Inc. (a)	6,529,567

	Household Products – 1.83%
161,320	Spectrum Brands Holdings, Inc.	12,053,830

	IT Services – 2.08%
68,222	WEX, Inc. (a)	13,696,249

	Machinery – 11.02%
207,100	Altra Industrial Motion Corp.	8,553,230
207,006	ESCO Technologies, Inc.	14,086,759
283,981	ITT, Inc.	17,396,676
160,941	John Bean Technologies Corp.	19,200,261
633,284	Welbilt, Inc. (a)	13,222,970

		72,459,896

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2018

Shares		Value
	Media – 3.36%
851,756	Media General, Inc. CVR (a)(b)	$25,553
271,163	Nexstar Media Group, Inc. – Class A	22,072,668

		22,098,221

	Metals & Mining – 3.10%
363,870	Allegheny Technologies, Inc. (a)	10,752,359
88,635	Kaiser Aluminum Corp.	9,666,533

		20,418,892

	Multi-Utilities – 0.98%
110,490	Black Hills Corp.	6,418,364

	Oil, Gas & Consumable Fuels – 6.73%
259,475	Delek US Holdings, Inc.	11,009,524
1,039,782	HighPoint Resources Corp. (a)	5,074,136
1,040,890	Oasis Petroleum, Inc. (a)	14,759,820
459,510	Parsley Energy, Inc. – Class A (a)	13,440,668

		44,284,148

	Real Estate Investment Trusts (REITs) – 6.78%
574,960	CareTrust REIT, Inc.	10,182,542
151,030	Ryman Hospitality Properties, Inc.	13,014,255
645,523	Sabra Health Care REIT, Inc.	14,924,492
136,170	Seritage Growth Properties – Class A	6,466,713

		44,588,002

	Real Estate Management & Development – 2.28%
695,689	Kennedy-Wilson Holdings, Inc.	14,957,314

	Semiconductors & Semiconductor Equipment – 1.93%
352,223	Versum Materials, Inc.	12,683,550

	Software – 1.77%
232,099	Verint Systems, Inc. (a)	11,628,160

	Specialty Retail – 1.25%
173,211	Penske Automotive Group, Inc.	8,208,469

Shares		Value
	Thrifts & Mortgage Finance – 5.95%
125,370	Iberiabank Corp.	$10,198,850
606,460	Kearny Financial Corp.	8,399,471
344,050	OceanFirst Financial Corp.	9,365,041
454,260	Provident Financial Services, Inc.	11,152,083

		39,115,445

	Total Common Stocks (Cost $438,355,979)	$645,397,063

	SHORT TERM INVESTMENTS – 2.02%
	Money Market Funds – 2.02%
13,273,473	Fidelity® Investments Money Market Government Portfolio Class I, 1.92% (c)	$13,273,473

	Total Short Term Investments (Cost $13,273,473)	$13,273,473

	Total Investments – 100.15%
	(Cost $451,629,452)	$658,670,536
	Liabilities in Excess of Other Assets – (0.15)%	(964,920)

	TOTAL NET ASSETS – 100.00%	$657,705,616

Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)

A CVR is a contingent value right. The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security represents $25,553 or 0.00% of the Fund’s net assets and is classified as a Level 3 security.

(c)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2018

Shares		Value
	COMMON STOCKS – 97.13%
	Automobiles – 1.61%
43,850	Winnebago Industries, Inc.	$1,453,628

	Banks – 9.74%
58,210	BancorpSouth Bank	1,903,467
29,500	Bank of NT Butterfield & Son Ltd.	1,529,870
59,205	CenterState Bank Corp.	1,660,700
89,329	FNB Corp.	1,136,265
39,800	Guaranty Bancorp	1,182,060
46,528	State Bank Financial Corp.	1,404,215

		8,816,577

	Capital Markets – 4.17%
94,400	Oaktree Specialty Lending Corp.	468,224
71,910	Silvercrest Asset Management Group, Inc. – Class A	995,953
54,890	Solar Capital Ltd.	1,173,548
55,630	Virtu Financial, Inc. – Class A	1,137,634

		3,775,359

	Commercial Banks – 8.58%
35,610	Columbia Banking System, Inc.	1,380,600
23,730	Glacier Bancorp, Inc.	1,022,526
47,170	Hanmi Financial Corp.	1,174,533
32,106	LegacyTexas Financial Group, Inc.	1,367,715
23,900	Union Bankshares Corp.	920,867
22,410	Wintrust Financial Corp.	1,903,505

		7,769,746

	Commercial Services & Supplies – 4.11%
89,985	Covanta Holding Corp.	1,462,256
15,890	Deluxe Corp.	904,777
26,980	Matthews International Corp. – Class A	1,353,047

		3,720,080

	Communications Equipment – 1.60%
24,050	Plantronics, Inc.	1,450,215

Shares		Value
	Construction & Engineering – 3.75%
87,050	KBR, Inc.	$1,839,367
62,760	Primoris Services Corp.	1,557,703

		3,397,070

	Diversified Consumer Services – 0.61%
25,525	Carriage Services, Inc.	550,064

	Electric Utilities – 2.37%
16,325	Allete, Inc.	1,224,538
16,110	El Paso Electric Co.	921,492

		2,146,030

	Electrical Equipment – 1.97%
12,230	AZZ, Inc.	617,615
14,185	Regal Beloit Corp.	1,169,553

		1,787,168

	Electronic Equipment, Instruments & Components – 2.99%
74,265	AVX Corp.	1,340,483
19,535	Dolby Laboratories, Inc. – Class A	1,366,864

		2,707,347

	Energy Equipment & Services – 1.32%
70,030	Patterson-UTI Energy, Inc.	1,198,213

	Entertainment – 1.44%
32,400	Cinemark Holdings, Inc.	1,302,480

	Gas Utilities – 1.51%
38,710	South Jersey Industries, Inc.	1,365,302

	Health Care Providers & Services – 4.58%
6,125	Chemed Corp.	1,957,428
57,800	The Ensign Group, Inc.	2,191,776

		4,149,204

	Hotels, Restaurants & Leisure – 1.16%
9,400	Marriott Vacations Worldwide Corp.	1,050,450

	Household Durables – 1.16%
48,042	Hamilton Beach Brands Holding Co.	1,054,041

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2018

Shares		Value
	Independent Power and Renewable Electricity Producers – 1.07%
47,150	Atlantica Yield PLC	$970,347

	Insurance – 1.48%
17,820	FBL Financial Group, Inc. – Class A	1,340,955

	IT Services – 1.97%
88,320	The Hackett Group, Inc.	1,779,648

	Machinery – 4.56%
41,600	Altra Industrial Motion Corp.	1,718,080
30,080	Astec Industries, Inc.	1,516,333
7,530	John Bean Technologies Corp.	898,329

		4,132,742

	Media – 3.22%
137,330	Entercom Communications Corp. – Class A	1,084,907
22,520	Nexstar Media Group, Inc. – Class A	1,833,128

		2,918,035

	Metals & Mining – 2.90%
55,030	Commercial Metals Co.	1,129,216
22,315	Compass Minerals International, Inc.	1,499,568

		2,628,784

	Multi-Utilities – 1.13%
17,600	Black Hills Corp.	1,022,384

	Oil, Gas & Consumable Fuels – 4.90%
70,800	Berry Petroleum Corp.	1,247,496
33,808	Delek US Holdings, Inc.	1,434,473
71,070	Evolution Petroleum Corp.	785,324
43,920	SemGroup Corp. – Class A	968,436

		4,435,729

	Paper & Forest Products – 1.96%
105,590	Mercer International, Inc.	1,773,912

	Real Estate Investment Trusts (REITs) – 10.94%
80,033	CareTrust REIT, Inc.	1,417,384
119,910	City Office REIT, Inc.	1,513,264
12,255	CorEnergy Infrastructure Trust, Inc.	460,543

Shares		Value
	Real Estate Investment Trusts (REITs) – (continued)
35,125	National Storage Affiliates	$893,580
49,980	OUTFRONT Media, Inc.	997,101
19,190	PotlatchDeltic Corp.	785,831
11,570	Ryman Hospitality Properties, Inc.	996,987
75,845	Sabra Health Care REIT, Inc.	1,753,536
39,500	STAG Industrial, Inc.	1,086,250

		9,904,476

	Semiconductors & Semiconductor Equipment – 1.90%
118,680	Cypress Semiconductor Corp.	1,719,673

	Software – 1.32%
95,870	TiVo Corp.	1,193,582

	Textiles, Apparel & Luxury Goods – 0.96%
36,042	Culp, Inc.	872,216

	Thrifts & Mortgage Finance – 6.15%
41,380	Berkshire Hills Bancorp, Inc.	1,684,166
17,020	Iberiabank Corp.	1,384,577
47,760	OceanFirst Financial Corp.	1,300,027
48,730	Provident Financial Services, Inc.	1,196,322

		5,565,092

	Total Common Stocks (Cost $63,051,453)	$87,950,549

	SHORT TERM INVESTMENTS – 2.90%
	Money Market Funds – 2.90%
2,622,272	Fidelity® Investments Money Market Government Portfolio Class I, 1.92% (a)	$2,622,272

	Total Short Term Investments (Cost $2,622,272)	$2,622,272

	Total Investments – 100.03%
	(Cost $65,673,725)	$90,572,821
	Liabilities in Excess of Other Assets – (0.03)%	(31,091)

	TOTAL NET ASSETS – 100.00%	$90,541,730

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2018

Percentages are stated as a percent of net assets.

(a)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2018

Shares		Value
	COMMON STOCKS – 97.36%
	Auto Components – 2.07%
36,840	Visteon Corp. (a)	$3,422,436

	Banks – 5.74%
68,950	Bank of NT Butterfield & Son Ltd.	3,575,747
240,700	FNB Corp.	3,061,704
60,390	PacWest Bancorp	2,877,584

		9,515,035

	Building Products – 1.59%
49,220	A.O. Smith Corp.	2,626,871

	Chemicals – 3.51%
25,000	Ashland Global Holdings, Inc.	2,096,500
100,920	Huntsman Corp.	2,748,052
45,455	Valvoline, Inc.	977,737

		5,822,289

	Commercial Banks – 6.08%
36,525	BOK Financial Corp.	3,553,152
68,110	Hanmi Financial Corp.	1,695,939
36,030	Synovus Financial Corp.	1,649,814
44,690	UMB Financial Corp.	3,168,521

		10,067,426

	Commercial Services & Supplies – 1.97%
63,440	Copart, Inc. (a)	3,269,063

	Construction & Engineering – 1.93%
151,390	KBR, Inc.	3,198,871

	Diversified Consumer Services – 1.12%
85,710	Carriage Services, Inc.	1,847,051

	Diversified Financial Services – 6.68%
106,070	Air Lease Corp.	4,866,492
157,940	AXA Equitable Holdings, Inc.	3,387,813
56,560	Voya Financial, Inc.	2,809,335

		11,063,640

	Electric Utilities – 0.75%
22,700	Evergy, Inc.	1,246,684

Shares		Value
	Electronic Equipment, Instruments & Components – 1.25%
124,270	Knowles Corp. (a)	$2,065,367

	Food Products – 1.08%
26,750	Lamb Weston Holdings, Inc.	1,781,550

	Health Care Equipment & Supplies – 1.37%
78,140	Wright Medical Group N.V. (a)	2,267,623

	Health Care Providers & Services – 1.04%
9,900	Laboratory Corporation of America Holdings (a)	1,719,432

	Home Furnishings – 1.57%
49,545	Fortune Brands Home & Security, Inc.	2,594,176

	Hotels, Restaurants & Leisure – 5.55%
273,680	Del Taco Restaurants, Inc. (a)	3,232,161
94,500	Denny’s Corp. (a)	1,391,040
55,650	Wyndham Destinations, Inc.	2,412,984
38,920	Wyndham Hotels & Resorts, Inc.	2,162,784

		9,198,969

	Household Durables – 1.05%
140,510	TRI Pointe Group, Inc. (a)	1,742,324

	Household Products – 2.04%
45,264	Spectrum Brands Holdings, Inc.	3,382,126

	IT Services – 3.01%
32,782	Black Knight, Inc. (a)	1,703,025
16,400	WEX, Inc. (a)	3,292,464

		4,995,489

	Machinery – 7.46%
52,857	ESCO Technologies, Inc.	3,596,919
78,360	ITT, Inc.	4,800,334
33,270	John Bean Technologies Corp.	3,969,111

		12,366,364

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2018

Shares		Value
	Media – 2.21%
45,050	Nexstar Media Group, Inc. – Class A	$3,667,070

	Metals & Mining – 1.22%
18,600	Kaiser Aluminum Corp.	2,028,516

	Multi-Utilities – 6.02%
110,080	MDU Resources Group, Inc.	2,827,955
191,320	NRG Energy, Inc.	7,155,368

		9,983,323

	Oil, Gas & Consumable Fuels – 7.47%
51,680	Delek US Holdings, Inc.	2,192,783
54,300	Energen Corp. (a)	4,679,031
120,060	Parsley Energy, Inc. – Class A (a)	3,511,755
63,480	SM Energy Co.	2,001,524

		12,385,093

	Real Estate Investment Trusts (REITs) – 10.39%
153,655	CareTrust REIT, Inc.	2,721,230
59,535	Gaming & Leisure Properties, Inc.	2,098,609
45,783	Iron Mountain, Inc.	1,580,429
33,950	Lamar Advertising Co. – Class A	2,641,310
33,820	Ryman Hospitality Properties, Inc.	2,914,269
169,400	Sabra Health Care REIT, Inc.	3,916,528
62,130	VICI Properties, Inc.	1,343,251

		17,215,626

	Real Estate Management & Development – 2.43%
32,420	The Howard Hughes Corp. (a)	4,027,212

	Semiconductors & Semiconductor Equipment – 1.59%
72,990	Versum Materials, Inc.	2,628,370

	Software – 2.80%
39,090	CDK Global, Inc.	2,445,470
43,700	Verint Systems, Inc. (a)	2,189,370

		4,634,840

Shares		Value
	Specialty Retail – 1.42%
49,800	Penske Automotive Group, Inc.	$2,360,022

	Textiles, Apparel & Luxury Goods – 1.94%
22,270	PVH Corp.	3,215,788

	Trading Companies & Distributors – 1.79%
51,620	AerCap Holdings N.V. (a)	2,969,182

	Water Utilities – 1.22%
23,040	American Water Works Company, Inc.	2,026,829

	Total Common Stocks (Cost $113,940,412)	$161,334,657

	SHORT TERM INVESTMENTS – 2.70%
	Money Market Funds – 2.70%
4,470,044	Fidelity® Investments Money Market Government Portfolio Class I, 1.92% (b)	$4,470,044

	Total Short Term Investments (Cost $4,470,044)	$4,470,044

	Total Investments – 100.06%
	(Cost $118,410,456)	$165,804,701
	Liabilities in Excess of Other Assets – (0.06)%	(94,969)

	TOTAL NET ASSETS – 100.00%	$165,709,732

Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2018

Shares		Value
	COMMON STOCKS – 93.97%
	Aerospace & Defense – 1.49%
37,170	BWX Technologies, Inc.	$2,324,612

	Auto Components – 1.21%
21,780	Autoliv, Inc.	1,887,890

	Automobiles – 0.50%
9,230	Thor Industries, Inc.	772,551

	Banks – 1.22%
150,060	FNB Corp.	1,908,763

	Capital Markets – 1.13%
11,915	Ameriprise Financial, Inc.	1,759,369

	Chemicals – 4.68%
36,255	FMC Corp.	3,160,711
68,180	Huntsman Corp.	1,856,541
35,235	RPM International, Inc.	2,288,161

		7,305,413

	Commercial Banks – 7.64%
85,850	Associated Banc-Corp.	2,232,100
32,044	BOK Financial Corp.	3,117,241
30,620	Comerica, Inc.	2,761,924
21,785	UMB Financial Corp.	1,544,557
109,310	Umpqua Holdings Corp.	2,273,648

		11,929,470

	Commercial Services & Supplies – 1.59%
17,460	Dun & Bradstreet Corp.	2,488,225

	Construction Materials – 1.74%
24,400	Vulcan Materials Co.	2,713,280

	Consumer Finance – 1.57%
32,045	Discover Financial Services	2,449,840

	Diversified Financial Services – 4.46%
72,020	Air Lease Corp.	3,304,278
87,130	AXA Equitable Holdings, Inc.	1,868,939
36,130	Voya Financial, Inc.	1,794,577

		6,967,794

	Electric Utilities – 2.45%
34,215	Evergy, Inc.	1,879,088
66,630	PPL Corp.	1,949,594

		3,828,682

Shares		Value
	Electrical Equipment – 1.09%
62,790	nVent Electric PLC	$1,705,376

	Electronic Equipment, Instruments & Components – 1.47%
32,675	Dolby Laboratories, Inc. – Class A	2,286,270

	Energy Equipment & Services – 0.90%
82,515	Patterson-UTI Energy, Inc.	1,411,832

	Entertainment – 1.57%
61,125	Cinemark Holdings, Inc.	2,457,225

	Food Products – 2.55%
61,380	Conagra Brands, Inc.	2,085,078
28,521	Lamb Weston Holdings, Inc.	1,899,499

		3,984,577

	Gas Utilities – 1.56%
30,370	National Fuel Gas Co.	1,702,542
13,250	UGI Corp.	735,110

		2,437,652

	Health Care Equipment & Supplies – 1.43%
19,560	STERIS PLC	2,237,664

	Health Care Providers & Services – 3.35%
14,860	AmerisourceBergen Corp.	1,370,389
14,600	CIGNA Corp.	3,040,451
6,450	Universal Health Services, Inc.	824,568

		5,235,408

	Hotels, Restaurants & Leisure – 4.62%
126,220	Extended Stay America, Inc.	2,553,430
15,370	Marriott Vacations Worldwide Corp.	1,717,598
36,520	Wyndham Destinations, Inc.	1,583,507
24,480	Wyndham Hotels & Resorts, Inc.	1,360,354

		7,214,889

	Insurance – 3.74%
26,000	Arthur J. Gallagher & Co.	1,935,440
31,400	Lincoln National Corp.	2,124,524
12,300	Reinsurance Group of America, Inc.	1,778,088

		5,838,052

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2018

Shares		Value
	IT Services – 4.85%
33,060	DXC Technology Co.	$3,091,771
6,590	Fidelity National Information Services, Inc.	718,771
35,880	Perspecta, Inc.	922,834
28,680	Total System Services, Inc.	2,831,863

		7,565,239

	Leisure Equipment & Products – 1.61%
37,415	Brunswick Corp.	2,507,553

	Life Sciences Tools & Services – 1.22%
26,910	Agilent Technologies, Inc.	1,898,231

	Machinery – 4.66%
46,640	ITT, Inc.	2,857,165
33,570	Oshkosh Corp.	2,391,527
11,020	Snap-On, Inc.	2,023,272

		7,271,964

	Media – 0.42%
54,615	TEGNA, Inc.	653,195

	Multi-Utilities – 5.91%
32,030	Black Hills Corp.	1,860,623
75,215	MDU Resources Group, Inc.	1,932,273
96,050	NRG Energy, Inc.	3,592,270
50,610	OGE Energy Corp.	1,838,155

		9,223,321

	Oil, Gas & Consumable Fuels – 6.41%
81,240	Cabot Oil & Gas Corp.	1,829,525
35,880	Delek US Holdings, Inc.	1,522,388
22,430	Energen Corp. (a)	1,932,793
46,075	EQT Corp.	2,037,897
85,220	SM Energy Co.	2,686,987

		10,009,590

	Real Estate Investment Trusts (REITs) – 12.30%
94,380	Brixmor Property Group, Inc.	1,652,594
23,960	EPR Properties	1,639,104
16,300	Equity Lifestyle Properties, Inc.	1,572,135
82,775	Healthcare Trust of America, Inc. – Class A	2,207,609

Shares		Value
	Real Estate Investment Trusts (REITs) – (continued)
76,885	Hudson Pacific Properties, Inc.	$2,515,677
74,580	Iron Mountain, Inc.	2,574,502
30,375	Lamar Advertising Co. – Class A	2,363,175
105,980	Sabra Health Care REIT, Inc.	2,450,258
102,520	VICI Properties, Inc.	2,216,482

		19,191,536

	Road & Rail – 1.23%
26,310	Ryder System, Inc.	1,922,472

	Semiconductors & Semiconductor Equipment – 0.90%
97,380	Cypress Semiconductor Corp.	1,411,036

	Specialty Retail – 1.38%
42,160	Foot Locker, Inc.	2,149,317

	Water Utilities – 1.12%
19,860	American Water Works Company, Inc.	1,747,084

	Total Common Stocks (Cost $124,174,551)	$146,695,372

	SHORT TERM INVESTMENTS – 5.98%
	Money Market Funds – 5.98%
9,329,069	Fidelity® Investments Money Market Government Portfolio Class I, 1.92% (b)	$9,329,069

	Total Short Term Investments (Cost $9,329,069)	$9,329,069

	Total Investments – 99.95%
	(Cost $133,503,620)	$156,024,441
	Other Assets in Excess of Liabilities – 0.05%	76,916

	TOTAL NET ASSETS – 100.00%	$156,101,357

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2018

Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018

Small Cap Value Fund
ASSETS:
Investments, at value (1)	$658,670,536
Receivable for shares issued	124,873
Dividends and interest receivable	793,049
Prepaid expenses and other assets	27,480

Total Assets	659,615,938

LIABILITIES:
Payable for shares redeemed	808,188
Payable to Adviser	497,003
Payable to Directors	322,291
Payable to Custodian	7,092
Distribution payable	—
Accrued 12b-1 fees - Class A	80,397
Accrued shareholder servicing fees	27,835
Other accrued expenses	167,516

Total Liabilities	1,910,322

NET ASSETS	$657,705,616

NET ASSETS CONSIST OF:
Capital stock	$404,631,142
Total Distributable Earnings	253,074,474

NET ASSETS	$657,705,616

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	11,551,099
NET ASSETS	$379,757,732
NET ASSET VALUE	$32.88

MAXIMUM OFFERING PRICE PER SHARE (2)	$34.43

Class I Shares
Authorized	100,000,000
Issued and outstanding	8,330,016
NET ASSETS	$277,947,884
NET ASSET VALUE	$33.37

(1) Cost of Investments.	$451,629,452
(2)	Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

September 30, 2018

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund

$90,572,821	$165,804,701	$156,024,441
4,244	5,185	89,993
238,882	187,392	263,757
9,335	22,626	28,661

90,825,282	166,019,904	156,406,852

166,618	79,803	138,172
56,510	128,970	99,067
14,937	26,989	11,087
1,212	1,851	1,186
2,366	—	2,186
3,037	9,237	6,764
3,827	6,981	6,410
35,045	56,341	40,623

283,552	310,172	305,495

$90,541,730	$165,709,732	156,101,357

$59,579,638	$105,189,598	$129,614,990
30,962,092	60,520,134	26,486,367

$90,541,730	$165,709,732	$156,101,357

100,000,000	100,000,000	100,000,000
731,670	2,975,218	1,336,016
$13,836,257	$43,301,701	$31,986,956
$18.91	$14.55	$23.94

$19.80	$15.24	$25.07

100,000,000	100,000,000	100,000,000
4,050,656	8,223,688	5,183,635
76,705,473	$122,408,031	$124,114,401
$18.94	$14.88	$23.94

$65,673,725	$118,410,456	$133,503,620

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the year ended September 30, 2018

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$11,808,630
Less: Foreign withholding tax	(30,713)
Interest income	176,053

Total Investment Income	11,953,970

EXPENSES:
Investment advisory fees	7,399,438
12b-1 fees - Class A	1,105,979
Shareholder servicing fees	369,972
Transfer agent fees and expenses	185,400
Federal and state registration fees	44,906
Audit expense	63,247
Fund accounting and administration fees	218,064
Directors’ fees	175,485
Custody fees	44,035
Reports to shareholders	89,247
Interest expense	—
Other	225,230

Total expenses before reimbursement	9,921,003
Reimbursement of expenses by Adviser	(341,037)

NET EXPENSES	9,579,966

NET INVESTMENT INCOME/(LOSS)	2,374,004

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment from sales of investments	58,479,911
Change in net unrealized appreciation/(depreciation) on investments	(20,933,286)

Net Gain on investments	37,546,625

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,920,629

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

For the year ended September 30, 2018

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund

$2,449,319	$2,187,615	$2,716,866
—	—	(1,243)
48,838	45,991	87,876

2,498,157	2,233,606	2,803,499

947,553	1,364,103	1,317,397
43,327	97,779	60,267
47,378	68,205	65,870
23,455	34,197	31,937
36,330	36,161	38,462
29,095	29,599	29,021
34,213	49,301	44,512
19,933	23,768	27,112
7,062	10,065	8,850
9,934	15,470	12,252
—	678	—
29,279	37,574	38,103

1,227,559	1,766,900	1,673,783
(196,530)	(113,365)	(241,278)

1,031,029	1,653,535	1,432,505

1,467,128	580,071	1,370,994

6,406,368	16,732,264	4,035,819
(2,653,649)	(6,609,079)	7,575,426

3,752,719	10,123,185	11,611,245

$5,219,847	$10,703,256	$12,982,239

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
OPERATIONS:
Net investment income	$2,374,004	$2,230,995
Net realized gain on investments	58,479,911	94,396,747
Change in net unrealized appreciation/(depreciation) on investments	(20,933,286)	19,701,672

Net increase in net assets resulting from operations	39,920,629	116,329,414

DISTRIBUTIONS:
Distributable earnings - Class A	(45,035,164)	(34,271,240)
Distributable earnings - Class I	(30,421,099)	(22,491,353)

Total Distributable earnings	(75,456,263)	(56,762,593	)(2)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	12,780,208	21,797,628
Proceeds from shares issued in connection with acquisition (1)	—	—
Proceeds from distributions reinvested	42,330,908	32,184,752
Cost of shares redeemed	(157,873,672)	(233,744,340)

Net increase/(decrease) from capital stock transactions	(102,762,556)	(179,761,960)

Class I Shares
Proceeds from shares issued	43,304,018	63,182,296
Proceeds from shares issued in connection with acquisition (1)	—	—
Proceeds from distributions reinvested	29,574,850	21,166,318
Cost of shares redeemed	(109,051,605)	(205,851,594)

Net increase/(decrease) from capital stock transactions	(36,172,737)	(121,502,980)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(174,470,927)	(241,698,119)

NET ASSETS:
Beginning of period	832,176,543	1,073,874,662

End of period	$657,705,616	$832,176,543	(6)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	389,435	653,583
Shares sold in connection with acquisition (1)	—	—
Issued to shareholder in reinvestment of dividends	1,342,727	953,930
Shares redeemed	(4,790,065)	(7,065,735)

Net increase/(decrease) from capital stock transactions	(3,057,903)	(5,458,222)

Class I Shares
Shares sold	1,293,713	1,894,913
Shares sold in connection with acquisition (1)	—	—
Issued to shareholder in reinvestment of dividends	923,917	619,410
Shares redeemed	(3,288,006)	(6,148,771)

Net increase/(decrease) from capital stock transactions	(1,070,376)	(3,634,448)

(1)	On July 27, 2018, the Keeley All Cap Value Fund merged into KSMVF (see Note 11 of the Notes to the Financial Statements).
(2)

Distributions for the year ended September 30, 2017 were previously classified as net investment income distributions of $2,955,616 and $2,706,813, and net realized gain distributions of $31,315,624 and $19,784,540 for the Class A and Class I, respectively.

(3)

Distributions for the year ended September 30, 2017 were previously classified as net investment income distributions of $317,901 and $1,224,516 and net realized gain distributions of $435,309 and $1,348,778 for the Class A and Class I, respectively.

(4)

Distributions for the year ended September 30, 2017 were previously classified as net investment income distributions of $54,360 and $369,301, and net realized gain distributions of $3,540,916 and $7,770,660 for the Class A and Class I, respectively.

(5)	Distributions for the year ended September 30, 2017 were previously classified as net investment income distributions of $148,559 and $857,199 for the Class A and Class I, respectively.
(6)	Includes accumulated undistributed net investment income/(loss) of $1,861,196, $(8,850), $807,425, and $(43,815) for KSCVF, KSDVF, KSMVF, and KMDVF, respectively.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund			Small-Mid Cap Value Fund			Mid Cap Dividend Value Fund
Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2018	Year Ended September 30, 2017

$1,467,128	$1,605,898		$580,071	$883,506		$1,370,994	$1,022,575
6,406,368	6,780,310		16,732,264	15,469,502		4,035,819	17,273,831
(2,653,649)	9,543,867		(6,609,079)	9,079,331		7,575,426	(2,408,095)

5,219,847	17,930,075		10,703,256	25,432,339		12,982,239	15,888,311

(1,230,545)	(753,210)		(4,090,007)	(3,595,276)		(207,760)	(148,559)
(5,788,376)	(2,573,294)		(9,531,939)	(8,139,961)		(1,147,186)	(857,199)

(7,018,921)	(3,326,504	)(3)	(13,621,946)	(11,735,237	)(4)	(1,354,946)	(1,005,758	)(5)

2,460,816	1,761,046		3,522,849	4,321,310		15,320,681	5,897,384
—	—		14,280,989	—		—	—
1,175,178	715,052		3,997,008	3,478,365		196,202	135,264
(12,071,371)	(8,191,633)		(20,956,941)	(14,332,263)		(4,885,384)	(10,233,860)

(8,435,377)	(5,715,535)		843,905	(6,532,588)		10,631,499	(4,201,212)

37,043,720	10,828,054		21,564,390	11,796,800		50,023,626	21,864,405
—	—		31,739,282	—		—	—
5,554,355	2,570,318		9,498,323	8,052,991		1,012,073	850,703
(39,982,619)	(24,556,170)		(30,104,096)	(42,136,173)		(34,827,528)	(5,713,503)

2,615,456	(11,157,798)		32,697,899	(22,286,382)		16,208,171	17,001,605

(7,618,995)	(2,269,762)		30,623,114	(15,121,868)		38,466,963	27,682,946

98,160,725	100,430,487		135,086,618	150,208,486		117,634,394	89,951,448

$90,541,730	$98,160,725	(6)	$165,709,732	$135,086,618	(6)	$156,101,357	$117,634,394	(6)

129,942	96,644		241,844	314,211		655,236	290,070
—	—		975,441	—		—	—
62,998	38,353		285,079	258,588		8,468	6,541
(626,872)	(449,732)		(1,443,551)	(1,036,156)		(209,874)	(509,015)

(433,932)	(314,735)		58,813	(463,357)		453,830	(212,404)

1,916,572	592,904		1,444,289	832,521		2,130,924	1,066,168
—	—		2,120,631	—		—	—
297,044	137,550		662,708	586,856		43,715	40,965
(2,086,032)	(1,359,552)		(2,027,893)	(3,021,205)		(1,493,766)	(275,773)

127,584	(629,098)		2,199,735	(1,601,828)		680,873	831,360

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2018	2017	2016	2015	2014
CLASS A (1)
Net asset value, beginning of period	$34.48	$32.29	$33.63	$36.25	$35.62

Income from investment operations:
Net investment income/(loss) (2)	0.07	0.05	0.12	0.01	(0.02)
Net realized and unrealized gain/(loss) on investments	1.62	3.98	2.93	(2.55)	0.77

Total from investment operations	1.69	4.03	3.05	(2.54)	0.75

Less distributions:
Net investment income	(0.06)	(0.15)	—	—	(0.12)
Net realized gains	(3.23)	(1.69)	(4.39)	(0.08)	—

Net asset value, end of period	$32.88	$34.48	$32.29	$33.63	$36.25

Total return (3)	5.32%	12.65%	10.09%	(7.02)%	2.10%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$379,758	$503,762	$647,939	$1,011,544	$1,552,587
Ratio of expenses to average net assets (4)	1.40%	1.40%	1.40%	1.36%	1.35%
Ratio of net investment income/(loss) to average net assets	0.22%	0.14%	0.40%	0.04%	(0.06)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.44%	1.43%	1.42%	1.36%	1.35%
Ratio of net investment income/(loss) to average net assets	0.18%	0.11%	0.38%	0.04%	(0.06)%
Portfolio turnover rate	25.41%	28.21%	35.56%	24.70%	42.72%
CLASS I (1)
Net asset value, beginning of period	$34.94	$32.68	$33.97	$36.61	$35.94

Income from investment operations:
Net investment income (2)	0.16	0.13	0.20	0.11	0.07
Net realized and unrealized gain/(loss) on investments	1.63	4.04	2.97	(2.58)	0.79

Total from investment operations	1.79	4.17	3.17	(2.47)	0.86

Less distributions:
Net investment income	(0.13)	(0.22)	(0.07)	(0.09)	(0.19)
Net realized gains	(3.23)	(1.69)	(4.39)	(0.08)	—

Net asset value, end of period	$33.37	$34.94	$32.68	$33.97	$36.61

Total return	5.56%	12.95%	10.39%	(6.80)%	2.36%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$277,948	$328,415	$425,935	$615,835	$971,154
Ratio of expenses to average net assets (4)	1.15%	1.15%	1.15%	1.11%	1.10%
Ratio of net investment income to average net assets	0.47%	0.39%	0.65%	0.29%	0.19%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.19%	1.18%	1.17%	1.11%	1.10%
Ratio of net investment income to average net assets	0.43%	0.36%	0.63%	0.29%	0.19%
Portfolio turnover rate	25.41%	28.21%	35.56%	24.70%	42.72%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)

The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.01%, 0.01%, 0.01%, 0.00%, and 0.01% respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2018	2017	2016	2015	2014
CLASS A (1)
Net asset value, beginning of period	$19.27	$16.63	$15.21	$16.79	$16.73

Income from investment operations:
Net investment income (2)	0.26	0.25	0.28	0.24	0.17
Net realized and unrealized gain/(loss) on investments	0.76	2.94	2.11	(0.65)	0.68

Total from investment operations	1.02	3.19	2.39	(0.41)	0.85

Less distributions:
Net investment income	(0.25)	(0.24)	(0.33)	(0.26)	(0.22)
Net realized gains	(1.13)	(0.31)	(0.64)	(0.91)	(0.57)

Net asset value, end of period	$18.91	$19.27	$16.63	$15.21	$16.79

Total return (3)	5.44%	19.30%	16.40%	(2.93)%	4.90%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$13,836	$22,460	$24,620	$39,190	$59,360
Ratio of expenses to average net assets (4)	1.29%	1.29%	1.30%	1.31%	1.39%
Ratio of net investment income to average net assets	1.34%	1.39%	1.81%	1.41%	0.96%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.50%	1.49%	1.49%	1.46%	1.43%
Ratio of net investment income to average net assets	1.13%	1.19%	1.62%	1.26%	0.92%
Portfolio turnover rate	24.27%	22.22%	26.58%	26.59%	38.81%
CLASS I (1)
Net asset value, beginning of period	$19.30	$16.65	$15.23	$16.81	$16.75

Income from investment operations:
Net investment income (2)	0.31	0.30	0.32	0.28	0.21
Net realized and unrealized gain/(loss) on investments	0.76	2.95	2.11	(0.65)	0.69

Total from investment operations	1.07	3.25	2.43	(0.37)	0.90

Less distributions:
Net investment income	(0.30)	(0.29)	(0.37)	(0.30)	(0.27)
Net realized gains	(1.13)	(0.31)	(0.64)	(0.91)	(0.57)

Net asset value, end of period	$18.94	$19.30	$16.65	$15.23	$16.81

Total return	5.71%	19.64%	16.68%	(2.68)%	5.17%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$76,705	$75,701	$75,811	$86,798	$92,769
Ratio of expenses to average net assets (4)	1.04%	1.04%	1.05%	1.06%	1.14%
Ratio of net investment income to average net assets	1.59%	1.64%	2.06%	1.66%	1.21%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.25%	1.24%	1.24%	1.21%	1.18%
Ratio of net investment income to average net assets	1.38%	1.44%	1.87%	1.51%	1.17%
Portfolio turnover rate	24.27%	22.22%	26.58%	26.59%	38.81%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)

The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.01%, 0.00%, and 0.00% respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2018	2017	2016	2015	2014
CLASS A (1)
Net asset value, beginning of period	$14.92	$13.48	$12.57	$15.22	$16.21

Income from investment operations:
Net investment income (2)	0.04	0.07	0.02	0.01	0.04
Net realized and unrealized gain/(loss) on investments	1.18	2.52	1.35	(1.05)	0.97

Total from investment operations	1.22	2.59	1.37	(1.04)	1.01

Less distributions:
Net investment income	(0.08)	(0.02)	(0.02)	(0.03)	(0.02)
Net realized gains	(1.51)	(1.13)	(0.44)	(1.58)	(1.98)

Net asset value, end of period	$14.55	$14.92	$13.48	$12.57	$15.22

Total return (3)	8.67%	20.15%	11.28%	(7.42)%	5.88%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$43,302	$43,501	$45,570	$86,689	$110,862
Ratio of expenses to average net assets (4)	1.39%	1.39%	1.40%	1.39%	1.39%
Ratio of net investment income to average net assets	0.25%	0.47%	0.19%	0.04%	0.23%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.47%	1.47%	1.47%	1.43%	1.42%
Ratio of net investment income to average net assets	0.17%	0.39%	0.12%	0.00%	0.20%
Portfolio turnover rate	26.97%	19.79%	36.78%	20.43%	43.10%
CLASS I (1)
Net asset value, beginning of period	$15.20	$13.72	$12.80	$15.46	$16.43

Income from investment operations:
Net investment income (2)	0.07	0.10	0.06	0.04	0.08
Net realized and unrealized gain/(loss) on investments	1.22	2.56	1.37	(1.06)	0.98

Total from investment operations	1.29	2.66	1.43	(1.02)	1.06

Less distributions:
Net investment income	(0.10)	(0.05)	(0.07)	(0.06)	(0.05)
Net realized gains	(1.51)	(1.13)	(0.44)	(1.58)	(1.98)

Net asset value, end of period	$14.88	$15.20	$13.72	$12.80	$15.46

Total return	9.00%	20.38%	11.59%	(7.18)%	6.11%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$122,408	$91,586	$104,638	$142,888	$186,039
Ratio of expenses to average net assets (4)	1.14%	1.14%	1.15%	1.14%	1.14%
Ratio of net investment income to average net assets	0.50%	0.72%	0.44%	0.29%	0.48%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.22%	1.22%	1.22%	1.18%	1.17%
Ratio of net investment income to average net assets	0.42%	0.64%	0.37%	0.25%	0.45%
Portfolio turnover rate	26.97%	19.79%	36.78%	20.43%	43.10%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)

The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.01%, 0.00%, and 0.00% respectively (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2018	2017	2016	2015	2014
CLASS A (1)
Net asset value, beginning of period	$21.85	$18.88	$17.03	$17.59	$15.55

Income from investment operations:
Net investment income (2)	0.19	0.15	0.19	0.13	0.17
Net realized and unrealized gain/(loss) on investments	2.09	2.97	2.57	(0.17)	2.21

Total from investment operations	2.28	3.12	2.76	(0.04)	2.38

Less distributions:
Net investment income	(0.19)	(0.15)	(0.16)	(0.14)	(0.19)
Net realized gains	—	—	(0.71)	(0.38)	(0.15)
Return of capital	—	—	(0.04)	—	—

Net asset value, end of period	$23.94	$21.85	$18.88	$17.03	$17.59

Total return (3)	10.47%	16.57%	16.90%	(0.33)%	15.37%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$31,987	$19,273	$20,661	$11,105	$11,243
Ratio of expenses to average net assets (4)	1.29%	1.29%	1.29%	1.30%	1.39%
Ratio of net investment income to average net assets	0.84%	0.76%	1.10%	0.70%	0.99%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.47%	1.49%	1.52%	1.61%	1.59%
Ratio of net investment income to average net assets	0.66%	0.56%	0.87%	0.39%	0.79%
Portfolio turnover rate	19.26%	42.77%	49.27%	20.33%	13.32%
CLASS I (1)
Net asset value, beginning of period	$21.84	$18.87	$17.03	$17.59	$15.55

Income from investment operations:
Net investment income (2)	0.25	0.21	0.24	0.18	0.21
Net realized and unrealized gain/(loss) on investments	2.09	2.96	2.56	(0.17)	2.21

Total from investment operations	2.34	3.17	2.80	0.01	2.42

Less distributions:
Net investment income	(0.24)	(0.20)	(0.21)	(0.19)	(0.23)
Net realized gains	—	—	(0.71)	(0.38)	(0.15)
Return of capital	—	—	(0.04)	—	—

Net asset value, end of period	$23.94	$21.84	$18.87	$17.03	$17.59

Total return	10.78%	16.86%	17.18%	(0.08)%	15.65%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$124,114	$98,361	$69,290	$23,977	$19,511
Ratio of expenses to average net assets (4)	1.04%	1.04%	1.04%	1.05%	1.14%
Ratio of net investment income to average net assets	1.09%	1.01%	1.35%	0.95%	1.24%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.22%	1.24%	1.27%	1.36%	1.34%
Ratio of net investment income to average net assets	0.91%	0.81%	1.12%	0.64%	1.04%
Portfolio turnover rate	19.26%	42.77%	49.27%	20.33%	13.32%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)

The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00% respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. As of September 30, 2018, the Corporation consists of four series, KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), and KEELEY Mid Cap Dividend Value Fund (“KMDVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. One series of the Corporation, KEELEY All Cap Value Fund was reorganized into KSMVF on July 27, 2018 (See Note 11).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets (1) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or (2) lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or (3) lacking any current reported sales price as of the time of valuation on NASDAQ, at the mean between the most recent bid and ask quotations. Securities issued by a foreign issuer that are not traded on a securities exchange in the United States or in the over-the-counter market and quoted on the NASDAQ National Market System are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the over-the-counter market on which the security is traded on the day valuation is made. Foreign securities that were not traded on the valuation date are valued at the last reported bid price. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2018

independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Short-term securities with remaining maturities of 61 days or more are valued at current market quotations as provided by an independent pricing service on the day of valuation. Securities maturing in 60 days or less and securities that are not eligible for vendor pricing (including repurchase agreements and demand notes) are valued at “amortized cost” on the day of valuation, which approximates fair value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley-Teton Advisors, LLC (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 in the fair value hierarchy depending on the observability of the inputs. KSCVF fair valued Media General, Inc. using methods approved by the Corporation’s Board of Directors as of September 30, 2018. No other securities were fair valued by the Funds as of September 30, 2018.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2018

inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$645,371,510	$—	$25,553	**	$645,397,063
Short Term Investments	13,273,473	—	—		13,273,473

Total Investments in Securities	$658,644,983	$—	$25,553		$658,670,536

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$87,950,549	$—	$—		$87,950,549
Short Term Investments	2,622,272	—	—		2,622,272

Total Investments in Securities	$90,572,821	$—	$—		$90,572,821

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$161,334,657	$—	$—		$161,334,657
Short Term Investments	4,470,044	—	—		4,470,044

Total Investments in Securities	$165,804,701	$—	$—		$165,804,701

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$146,695,372	$—	$—		$146,695,372
Short Term Investments	9,329,069	—	—		9,329,069

Total Investments in Securities	$156,024,441	$—	$—		$156,024,441

*	See the Schedule of Investments for the investments detailed by industry classification.
**	Media General, Inc. – Included in KSCVF’s Media industry classification in Schedule of Investments.

Transfers between levels are identified at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the year ended September 30, 2018 for the Funds.

At the start and close of the reporting period, Level 3 investments in securities represented 0.00% of KSCVF’s net assets and were not considered a significant portion of the Fund’s portfolio.

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2018, or for any other tax years which are open for exam. As of September 30, 2018, open tax years include the tax years

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2018

ended 2015 through 2018. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of September 30, 2018, no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF and KSMVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. For 2018, KSCVF and KSMVF utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs, equalization and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
KSCVF	$(234,167)	$(8,609,446)	$8,843,613
KSDVF	(44,458)	51,159	(6,701)
KSMVF	15,875	(1,455,150)	1,439,275
KMDVF	26,781	21,387	(48,168)

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. Securities gains and losses, net of foreign taxes withheld, if any, are calculated on the basis of identified cost. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method. Non-cash dividends, if any, are recorded at the fair value of the securities received.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Funds are allocated based upon their relative net assets values or other appropriate allocation methods.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2018

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

f)    New Accounting Pronouncements and Rule Issuances

New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

New Rule Issuances

Disclosure Update and Simplification

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Funds’ Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2018

3.	INVESTMENT ADVISORY AGREEMENT

The Corporation, on behalf of each Fund, has entered into an investment advisory agreement (collectively, the “Agreement”) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreement, KSCVF paid the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average daily net assets; and KSDVF, KMDVF and KSMVF each paid the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until February 28, 2019 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, deferred compensation expense, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.29%	1.04%
KSMVF	1.39%	1.14%
KMDVF	1.29%	1.04%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement for the period from October 1, 2017 to September 30, 2018. The table below indicates the amount of fees available for recoupment by the Adviser in future periods:

	Recovery Expiring on:
Fund	9/30/19	9/30/20	9/30/21
KSCVF	N/A	$130,866	$341,037
KSDVF	N/A	115,221	196,530
KSMVF	N/A	50,863	113,365
KMDVF	N/A	118,898	241,278

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2018

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to finance or assist in the financing of any activity primarily intended to result in the sale of Class A shares by G.distributors, LLC (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, and to permit the Corporation to compensate the Distributor and other dealers of its shares. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan can be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.

For the period from October 1, 2017 to September 30, 2018, KSCVF – Class A expensed $1,105,979 in distribution fees, of which $26,282 was paid to the Distributor; KSDVF – Class A expensed $43,327 in distribution fees, of which $292 was paid to the Distributor; KSMVF – Class A expensed $97,779 in distribution fees, of which $2,623 was paid to the Distributor; and KMDVF – Class A expensed $60,267 in distribution fees, of which $1,081 was paid to the Distributor. The distribution fees paid to the Distributor are unaudited.

The Corporation has adopted a Shareholder Servicing Agreement for all of its Funds and their Classes. The Corporation has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to the Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2017 to September 30, 2018 the Adviser received $369,972, $47,378, $68,205, and $65,870 from KSCVF, KSDVF, KSMVF, and KMDVF, respectively.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2018

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended September 30, 2018 were as follows:

	Investment Securities
Fund	Purchases	Sales
KSCVF	$184,513,728	$389,445,841
KSDVF	21,994,198	31,413,961
KSMVF	36,569,386	58,203,491
KMDVF	45,202,204	24,275,761

The Funds did not engage in any transactions in U.S. Government Securities during the year ended September 30, 2018.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

	KSCVF	KSDVF	KSMVF	KMDVF
Tax Cost of Investments	$455,271,112	$65,760,326	$119,732,402	$133,680,738
Gross Unrealized Appreciation	$217,137,023	$26,812,737	$50,982,409	$26,387,588
Gross Unrealized Depreciation	(13,737,599)	(2,000,242)	(4,910,110)	(4,043,885)

Net Unrealized Appreciation/ (Depreciation) on Investments	$203,399,424	$24,812,495	$46,072,299	$22,343,703

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year.

At September 30, 2018 the Funds did not defer, on a tax basis, any Post-October capital losses or late year ordinary losses. At September 30, 2018, the Funds did not have accumulated capital loss carryforwards for federal income tax purposes.

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2018

The tax character of distributions paid during the fiscal years ended September 30, 2018 and 2017 were as follows:

	Ordinary Income		Long-term Capital Gains		Return of Capital
Fund	2018	2017	2018	2017	2018	2017
KSCVF	$2,048,893	$5,662,429	$73,407,370	$51,100,164	$—	$—
KSDVF	$1,435,636	$1,542,417	$5,583,285	$1,784,087	$—	$—
KSMVF	$3,293,144	$632,879	$10,328,802	$11,102,358	$—	$—
KMDVF	$1,354,946	$1,005,758	$—	$—	$—	$—

As of September 30, 2018, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMDVF
Accumulated Capital and Other Gains/ (Losses)	$(78,612)	$(4,821)	$(15,119)	$(986)
Undistributed Ordinary Income	2,030,752	493,619	441,447	538,284
Undistributed Long-Term Gain	47,722,910	5,660,799	14,021,507	3,605,366
Unrealized Appreciation/ (Depreciation) on Investments	$203,399,424	$24,812,495	$46,072,299	$22,343,703

Total Accumulated Gains/ (Losses)	$253,074,474	$30,962,092	$60,520,134	$26,486,367

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the year ended September 30, 2018, the Distributor earned $8,749, $3,318, $1,415, and $5,415 (unaudited) of the sales charges on behalf of KSCVF, KSDVF, KSMVF, and KMDVF, respectively.

Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

8.	LINE OF CREDIT ARRANGEMENTS

The Corporation was a party to a $150 million unsecured umbrella line of credit agreement with U.S. Bank, N.A., that was renewed on February 26, 2017. Under this agreement, the Funds were able to borrow up to the lesser of (a) $150 million in aggregate or (b) 10% of the net assets of the borrowing Fund. On February 26, 2018, the Corporation renewed this agreement with U.S. Bank, N.A. Under the renewed agreement, the Funds were able to borrow

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2018

up to the lesser of (a) $110 million in aggregate or (b) 10% of the net assets of the borrowing Fund. Interest was charged on borrowings at the prevailing Prime Rate. The Funds borrowed under the agreement from time to time to increase the efficiency of cash flow management. For the period from October 1, 2017 to September 30, 2018, KSCVF, KSDVF, KSMVF, and KMDVF had average daily borrowings of $0, $0, $15,734, and $0 respectively, with an average borrowing rate of 4.35%. For the period from October 1, 2017 to September 30, 2018, KSCVF, KSDVF, KSMVF, and KMDVF had a maximum daily borrowing of $0, $0, $1,371,000, and $0, respectively. The Funds had no outstanding borrowings at September 30, 2018.

9.	OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2018, affiliates of the Funds beneficially owned shares of the following Funds as set forth below:

	KSCVF	KSDVF	KSMVF	KMDVF
Shares	617,738	1,876,312	2,928,205	1,773,662

Percent of total outstanding shares	3.11%	39.23%	26.15%	27.20%

10.	DEFERRED COMPENSATION PLAN

The Corporation has adopted a deferred compensation plan (the “DC Plan”). Under the plan, each Independent Director has the ability to defer receipt of all or a portion of his or her compensation. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the DC Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included in Directors’ fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the DC Plan are included in Payable to Directors on the Statement of Assets and Liabilities.

The Board of Directors of the Corporation terminated the DC Plan effective August 21, 2018. As a result of the termination, there will be no future deferrals to any DC Plan deferral account effective August 21, 2018. All pre-existing deferral account balances, though continuing to fluctuate in amount based upon the performance of the Funds through the final payment date, are to be paid out no later than January 15, 2019.

11.	REORGANIZATION

On July 27, 2018, KSMVF Class A and Class I acquired all the net assets of the KEELEY All Cap Value Fund (“KACVF”) Class A and Class I, respectively, pursuant to a Plan of Reorganization approved by KSMVF’s Board

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2018

of Directors on May 15, 2018. The purpose of the transaction was to combine two funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 975,441 and 2,120,631 shares of Class A and Class I, respectively, of KSMVF (valued at $14,280,989 and $31,739,282 for Class A and Class I, respectively) for all (985,700 and 2,161,174 shares, respectively) of the Class A and I shares outstanding of the KACVF on July 27, 2018. For financial reporting purposes, assets received and shares issued by KSMVF were recorded at fair value; however, the cost basis of the investments received from KACVF was carried forward to align ongoing reporting of KSMVF’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. KACVF’s net assets at that date ($46,020,271), including $7,322,233 of unrealized appreciation, were combined with those of KSMVF. The aggregate net assets of KSMVF immediately before the acquisition were $126,030,609. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of KACVF that have been included in KSMVF’s Statement of Operations since July 27, 2018. All costs associated with the Plan of Reorganization were paid by the Adviser.

Assuming the acquisition had been completed on October 1, 2017, the beginning of the annual reporting period of KSMVF, KSMVF’s pro forma results of operations for the year ended September 30, 2018, are as follows:

Net Investment Income	$549,547
Net realized gain on investments	25,832,174
Net increase in net assets resulting from operations	15,329,445

12.	SUBSEQUENT EVENTS

INVESTMENT ADVISORY AGREEMENT

Effective October 1, 2018, the Corporation’s Agreement with the Adviser was renewed. As a result of the renewal, the following changes, all of which were beneficial to Fund shareholders, were made:

KMDVF Advisory Fee

The monthly fee paid by KMDVF to the Adviser was reduced to 0.90% of KMDVF’s first $350 million of average daily net assets and 0.80% in excess of $700 million of KMDVF’s average daily net assets.

Expense Cap Agreement

The Adviser extended the termination date of the Expense Cap Agreement with respect to each Fund until February 28, 2020. In addition to the extension, effective October 1, 2018, the Adviser has agreed to waive a portion of its fees

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2018

and/or reimburse expenses with respect to KMDVF, such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, deferred compensation expense, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of KMDVF:

Fund	Class A	Class I
KMDVF	1.20%	0.95%

SERVICE PROVIDER CHANGES

Effective October 1, 2018, Gabelli Funds, LLC (“Gabelli Funds”), an affiliate of the Adviser and Distributor, replaced U.S. Bancorp Fund Services, LLC as the administrator and accountant to the Funds, and State Street Bank and Trust Company (“State Street”) replaced U.S. Bank, N.A. as the Funds’ custodian.

Effective October 8, 2018, DST Asset Manager Solutions, Inc. replaced U.S. Bancorp Fund Services, LLC as the transfer agent and dividend disbursing agent to the Funds.

LINE OF CREDIT ARRANGEMENT

The Corporation’s existing $110 million line of credit with U.S. Bank, N.A. was terminated effective September 30, 2018 as a result of State Street becoming the Funds’ custodian. Effective October 1, 2018, the Corporation became a party to a $75 million uncommitted, unsecured umbrella line of credit agreement with State Street. This line of credit is shared with other affiliated funds in the fund complex. Under the agreement, the Funds may borrow up to 10% of the net assets of the borrowing Fund, provided that the overall borrowings of all funds in the fund complex do not exceed the $75 million limit. The Funds may borrow under the agreement from time to time to increase the efficiency of cash flow management.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of KEELEY Funds, Inc. and Shareholders of KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund and KEELEY Mid Cap Dividend Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund and KEELEY Mid Cap Dividend Value Fund (constituting KEELEY Funds, Inc., hereinafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

November 21, 2018

We have served as the auditor of one or more investment companies in KEELEY Funds, Inc. since 1994.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Keeley Small Cap Value Fund

Keeley Small Cap Dividend Value Fund

Keeley Small-Mid Cap Value Fund

Keeley Mid Cap Dividend Value Fund

Board Consideration and Re-Approval of Investment Advisory Agreement

In determining whether to approve the continuance of the Investment Advisory Agreement (the “Agreement”), the Board, including a majority of the Directors who have no direct or indirect interest in the Agreement and are not “interested persons” of the Funds, as defined in the 1940 Act (the “Independent Board Members”), considered the below information at a meeting on August 21, 2018.

1) The nature, extent, and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund counsel.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser is able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources were adequate, and (v) the Adviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds and the Adviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with Broadridge peer groups of other SEC registered funds,

and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectus and annual report. The Board also considered rankings and ratings of the Funds issued by Broadridge over the short, intermediate, and long term. The Board considered each Fund’s one, three, five, and ten year (where applicable) average annual total return for the applicable periods. The peer groups considered by the Board were developed by Broadridge and were comprised of funds within the same Broadridge peer group category (the “Performance Peer Group”). Each Fund’s performance against the Performance Peer Group was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Mid Cap Dividend Value Fund, on a total return basis, outperformed the relevant index for the one, three, and five year periods. The Small Cap Dividend Value Fund, on a total return basis, underperformed the relevant index for the one, and ten year periods, and outperformed the benchmark for the three year period. The Small Cap Value Fund, on a total return basis, underperformed the relevant index for the one, three, five and ten year periods. The Small-Mid Cap Value Fund, on a total return basis, underperformed the relevant index for the one, three, five and ten year periods.

In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its responsibilities under the Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Agreement and to continue to provide the high quality services that it has provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from their relationships with the Funds, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Broadridge expense peer groups (“Expense Peer Group”). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that each of the Funds operated pursuant to an expense limitation agreement with the Adviser, wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus.

The Board also considered the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Funds. The Board considered that the Adviser does use soft dollars in connection with its management of the Funds.

Based on a consideration of all these factors in their totality, the Board members, including all of the Independent Board Members, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board members determined to approve the continuation of the Agreement for each Fund. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

KEELEY Funds Directors and Officers

Independent Directors*

Name and Year of Birth	Position(s) Held with each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside Fund Complex
Laura D. Alter 1960	Director	Since 2014	Retired since 2010; previously, Managing Director and, Senior Partner of Fixed Income, Harris Investments (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	4	None
Anthony S. Colavita (1) 1961	Director	Since 2017	Attorney, Anthony S. Colavita, P.C. (1988-present).	22	None
James P. Conn 1938	Director	Since 2017	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	26	None
Jerome J. Klingenberger 1955	Director	Since 1999	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	4	None
Sean Lowry 1953	Director	Since 1999	Retired since 2015; formerly, Executive Vice President, Pacor Mortgage Corp. (1992-2015)	4	None
Michael J. Melarkey 1949	Director	Since 2017	Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	25	Southwest Gas Corporation (natural gas utility)
Kuni Nakamura 1968	Director	Since 2017	President (since 1990) of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	36	None

KEELEY Funds Directors and Officers (Continued)

Interested Directors and Officers

Name and Year of Birth	Position(s) Held with each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside Fund Complex
Nicholas F. Galluccio (2) 1950	Co-Chairman and Director	Co-Chairman and Director since 2017	President and Chief Executive Officer of Teton Advisors, Inc. (since 2008); Group Managing Director U.S. Equities (2004-2008), Managing Director U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW).	4	Board of Regents of the University of Hartford; Executive Advisory Board of the Columbia Business School Program for Financial Studies
Kevin M. Keeley (3) 1967	Co-Chairman, Director and President	Co-Chairman and Director since 2017; President since 2015	Executive Chairman of Keeley-Teton Advisors, LLC (since 2017); President (2015-2017) and Executive Vice President (2010-2015) of Joley Corp.; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015-2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015).	4	Director, Keeley Family Foundation

KEELEY Funds Directors and Officers (Continued)

Officers

Name and Year of Birth	Position(s) Held with each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Kevin M. Chin 1965	Vice President	Since 2015	Chief Investment Officer and Portfolio Manager of Keeley-Teton Advisors, LLC (since 2017); Chief Investment Officer of Keeley Asset Management Corp. (2015-2017); Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (2013-2017); previously, Senior Vice President, Portfolio Manager of Cramer Rosenthal McGlynn (1989-2012).
Robert M. Kurinsky 1972	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007; Secretary since 2006; Chief Legal Officer since 2008	President and Chief Operating Officer of Keeley-Teton Advisors, LLC (since 2017); Treasurer and Secretary of Joley Corp.; Treasurer and Secretary of Keeley Holdings, Inc.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.
Deanna B. Marotz 1965	Chief Compliance Officer	Since 2015	Chief Compliance Officer of Keeley-Teton Advisors, LLC and Teton Advisors, Inc. (since 2017); Chief Compliance Officer of Keeley Asset Management Corp. (2015-2017); Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2008-2015).
David M. Goldman 1973	Assistant Secretary	Since 2017	Secretary of Keeley-Teton Advisors, LLC (since 2017); Vice President, Corporate Development and General Counsel of Gabelli Funds, LLC (since 2011); Chief Compliance Officer and General Counsel of Teton Advisors, Inc. (2011-2017).
*	The business address of the Directors and officers listed above is the address of the Company: 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.
(1)	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of several funds which are part of the Fund Complex.
(2)	Nicholas Galluccio is considered an interested person of the Company because of his position as President and Chief Executive Officer of Teton.
(3)	Kevin M, Keeley is considered an interested person of the Company because of his position as Executive Chairman of Keeley-Teton.
(4)	Each Director serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

The Corporation’s Statement of Additional Information (“SAI”) includes additional information about the Corporations Directors. The SAI is available, without charge, upon request by calling toll-free 1-800-422-2274.

KEELEY Funds, Inc.

TAX NOTICE (Unaudited)

Pursuant to IRC Section 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended September 30, 2018, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
KSCVF	$82,090,789
KSDVF	5,583,285
KSMVF	11,769,009

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

The percentages of dividend income distributed for the year ended September 30, 2018, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, are 100%, 98%, 58%, and 100% for KSCVF, KSDVF, KSMVF, and KMDVF, respectively. Of the dividends, 100%, 94%, 55%, and 100% paid by KSCVF, KSDVF, KSMVF, and KMDVF, respectively, qualify for the corporate dividends received deduction.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•

Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

G. distributors, LLC is the Distributor and Keeley-Teton Advisors, LLC is the Investment Adviser for the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-800-422-2274. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 888-933-5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2018 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2017 and June 30, 2018 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 800-422-2274 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

Investment Adviser

KEELEY-TETON ADVISORS, LLC

Chicago, Illinois

Distributor

G. DISTRIBUTORS, LLC

Rye, New York

800-422-2274

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

Quincy, Massachusetts

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

Counsel

Paul Hastings LLP

New York, New York

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312) 786-5050•(800)-422-2274•FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Jerome Klingenberger, a director and chairman of the registrant’s Audit Committee and Kuni Nakamura, a director of the registrant’s Audit Committee, have all the attributes of an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Klingenberger and Mr. Nakamura are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$130,000	$141,000
Audit-Related Fees	None	None
Tax Fees	$30,690	$29,000
All Other Fees	None	None

(a) “Audit Fees” refer to fees for performing an audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) “Audit-Related Fees” refer to fees for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. No audit-related fees were billed during the last two fiscal years.

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(c) “Tax Fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Such services include: (i) reviewing and signing the U.S. Income Tax Return for Regulated Investment Companies, for each of the Funds; and (ii) calculating estimated required distributions for federal excise tax purposes for each of the Funds.

(d) “All Other Fees” refer to products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c). No other fees were billed during the last two fiscal years.

(e)(1) The registrant’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) All fees billed by PricewaterhouseCoopers LLP applicable to non-audit services for the fiscal years ended 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

(g) The following table details the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser, but not including any sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (but not including any sub-adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

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Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.

By (Signature and Title)*	/s/ Kevin Keeley

Kevin Keeley, Principal Executive Officer

Date 11/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Keeley

Kevin Keeley, Principal Executive Officer

Date 11/21/2018

By (Signature and Title)*	/s/ Robert Kurinsky

Robert Kurinsky, Principal Financial Officer

Date 11/21/2018

*	Print the name and title of each signing officer under his or her signature.

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